Exhibit 10.2

              FOURTH AMENDMENT TO RESTATED UNDERWRITING, CONTINUING
                       INDEMNITY, AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT ("this Fourth Amendment") is entered into as of the ___ day of October, 2007, by and among INTEGRATED ELECTRICAL SERVICES, INC., a Tennessee corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively "Principal"); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively "Indemnitors");
and FEDERAL INSURANCE COMPANY, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively "Surety"). All capitalized terms will have the meaning set out in Section 1.

                              W I T N E S S E T H:

      WHEREAS, Indemnitors and Surety entered into that certain Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 12, 2006, as amended by First Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of October 31, 2006, Rider to Add Principal/Indemnitor and Second Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of December 28, 2006, and Third Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 1, 2007 (collectively "the Agreement"), the terms of which are incorporated herein by this reference; and

      WHEREAS, the parties desire to enter into this Fourth Amendment for the purpose of amending and modifying the Agreement, as set out in this Fourth Amendment.

      NOW, THEREFORE, in consideration of the foregoing premises and other mutual considerations, the undersigned agree as follows:

      1. Definitions. Unless otherwise specifically defined in this Fourth Amendment, all capitalized terms will have the meaning set out in the Agreement.

      2. Bonds; Conditions Precedent to all Bonds. The reference to a One Hundred Million Dollars ($100,000,000) limitation on Bonded Backlog is deleted from paragraph (m) of Section 3 of the Agreement and replaced with a reference to One Hundred Fifty Million Dollars ($150,000,000).

      3. Consent of Lender. Indemnitors will obtain the agreement of Bank of America, N.A. to amend the existing Intercreditor Agreement to delete any limitation on the aggregate penal amount of Bonds that may be issued per month from and after June 1, 2006.

      4. Representations and Warranties of Indemnitors. Each Indemnitor represents and warrants to Surety that all of the representations and warranties made by Indemnitors in the Agreement (whether made as an Indemnitor or as a Principal) and in this Fourth Amendment are true and correct as applicable to such Principal or Indemnitor in all material respects, as of the date hereof (except to the extent its representations and warranties specifically relate to an earlier date).

      5. Continuing Effect. Except as specifically set forth in this Fourth Amendment, the Agreement remains in full force and effect as originally written.

      6. Counterparts. This Fourth Amendment may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

                                     SURETY:


                                     FEDERAL INSURANCE COMPANY

                                     By: _______________________________________
                                     Its: ______________________________________

                                     PRINCIPAL:


                                     INTEGRATED ELECTRICAL SERVICES, INC.

                                     By: _______________________________________
                                         Curt Warnock, Senior Vice President

                                     ALADDIN WARD ELECTRIC & AIR, INC.
                                     AMBER ELECTRIC, INC.
                                     ARC ELECTRIC, INCORPORATED
                                     BACHOFNER ELECTRIC, INC.
                                     BRYANT ELECTRIC COMPANY, INC.
                                     COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                     CROSS STATE ELECTRIC, INC.
                                     DANIEL ELECTRICAL CONTRACTORS, INC.
                                     DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                     ELECTRO-TECH, INC.
                                     FEDERAL COMMUNICATIONS GROUP, INC.


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

                                 HATFIELD REYNOLDS ELECTRIC COMPANY
                                 IES HOUSTON RESOURCES, INC.
                                 KAYTON ELECTRIC, INC.
                                 MARK HENDERSON, INCORPORATED
                                 MENNINGA ELECTRIC, INC.
                                 MID-STATES ELECTRIC COMPANY, INC.
                                 MITCHELL ELECTRIC COMPANY, INC.
                                 MURRAY ELECTRICAL CONTRACTORS, INC.
                                 NEWCOMB ELECTRIC COMPANY, INC.
                                 NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                                    INC. PAN AMERICAN
                                 ELECTRIC, INC. PAULIN
                                 ELECTRIC COMPANY, INC.
                                 PRIMENET, INC. PRIMO
                                 ELECTRIC COMPANY RODGERS
                                 ELECTRIC COMPANY, INC. RON'S
                                 ELECTRIC, INC. THOMAS POPP &
                                 COMPANY VALENTINE
                                 ELECTRICAL, INC.

                                 By: __________________________________________
                                     Curt Warnock
                                     Vice President


                                 BEXAR ELECTRIC COMPANY, LTD.
                                 By: BW/BEC Inc., its general partner

                                     By: ______________________________________
                                         Curt Warnock
                                         Vice President


                                 HAYMAKER ELECTRIC, LTD.
                                 By: General Partner, Inc., its general partner

                                     By: ______________________________________
                                         Curt Warnock
                                         Vice President


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

                                 HOUSTON-STAFFORD ELECTRICAL
                                    CONTRACTORS LP
                                 By: Houston-Stafford Management LLC, its
                                     general partner

                                     By: _______________________________________
                                         Curt Warnock
                                         Vice President


                                 MILLS ELECTRIC LP
                                 By: Mills Management LLC

                                     By: _______________________________________
                                         Curt Warnock
                                         Vice President


                                 NEAL ELECTRIC LP
                                 By: BW/BEC Inc., its general partner

                                     By: _______________________________________
                                         Curt Warnock
                                         Vice President


                                 RAINES ELECTRIC LP
                                 By: Raines Management LLC, its general partner

                                     By: _______________________________________
                                         Curt Warnock
                                         Vice President


                                 RIVIERA ELECTRIC, LLC

                                 By: __________________________________________
                                     Curt Warnock
                                     Vice President

                                 INDEMNITORS:


                                 INTEGRATED ELECTRICAL SERVICES, INC.

                                 By: _______________________
                                     Curt Warnock, Senior Vice President


                                 ALADDIN WARD ELECTRIC & AIR, INC.
                                 AMBER ELECTRIC, INC.
                                 ARC ELECTRIC, INCORPORATED
                                 BACHOFNER ELECTRIC, INC.
                                 BRYANT ELECTRIC COMPANY, INC.
                                 COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                 CROSS STATE ELECTRIC, INC.
                                 DANIEL ELECTRICAL CONTRACTORS, INC.
                                 DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                 ELECTRO-TECH, INC.
                                 FEDERAL COMMUNICATIONS GROUP, INC.
                                 HATFIELD REYNOLDS ELECTRIC COMPANY
                                 IES HOUSTON RESOURCES, INC.
                                 KAYTON ELECTRIC, INC.
                                 MARK HENDERSON, INCORPORATED
                                 MENNINGA ELECTRIC, INC.
                                 MID-STATES ELECTRIC COMPANY, INC.
                                 MITCHELL ELECTRIC COMPANY, INC.
                                 MURRAY ELECTRICAL CONTRACTORS, INC.
                                 NEWCOMB ELECTRIC COMPANY, INC.
                                 NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                                    INC.
                                 PAN AMERICAN ELECTRIC, INC.
                                 PAULIN ELECTRIC COMPANY, INC.
                                 PRIMENET, INC.
                                 PRIMO ELECTRIC COMPANY
                                 RODGERS ELECTRIC COMPANY, INC.
                                 RON'S ELECTRIC, INC.
                                 THOMAS POPP & COMPANY
                                 VALENTINE ELECTRICAL, INC.

                                 By: __________________________________________
                                     Curt Warnock
                                     Vice President

                                 BEXAR ELECTRIC COMPANY, LTD.
                                 By: BW/BEC Inc., its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                 HAYMAKER ELECTRIC, LTD.
                                 By: General Partner, Inc., its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                 HOUSTON-STAFFORD ELECTRICAL
                                    CONTRACTORS LP
                                 By: Houston-Stafford Management LLC, its
                                     general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                 MILLS ELECTRIC LP
                                 By: Mills Management LLC

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                 NEAL ELECTRIC LP
                                 By: BW/BEC Inc., its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President

                                 RAINES ELECTRIC LP
                                 By: Raines Management LLC, its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                 RIVIERA ELECTRIC, LLC

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


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